Exhibit 99.1
July 14, 2011 F I N A N C I A L R E S U L T S 2Q11

2Q11 Financial highlights $ in millions, excluding EPS 1 See note 1 on slide 20 2 Assumes a tax rate of 38% 3 See note 4 on slide 20 4 See note 2 on slide 20 2Q11 net income of $5.4B; EPS of $1.27; revenue of $27.4B1 2Q11 results include the following significant items: Fortress balance sheet maintained Basel I Tier 1 Common3 of $121B, ratio of 10.1% Estimated Basel III Tier 1 Common ratio of 7.6% Credit reserves at $29.1B; loan loss coverage ratio at 3.83% of total loans4 Strong results in the Investment Bank and Commercial Banking with solid performance across most other businesses 1 F I N A N C I A L R E S U L T S

2Q11 Financial results1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 See note 5 on slide 20 $ in millions, excluding EPS 2 F I N A N C I A L R E S U L T S

Investment Bank1 Net income of $2.1B on revenue of $7.3B ROE of 21% IB fees of $1.9B up 37% YoY Ranked #1 YTD in Global Investment Banking Fees Fixed Income and Equity Markets revenue of $5.5B up 20% YoY reflecting solid client revenue Credit Portfolio loss of $111mm, primarily reflecting the negative net impact of credit- related valuation adjustments, largely offset by NII and fees on retained loans Credit cost benefit of $183mm reflecting a reduction in the allowance for loan losses, largely due to net repayments Expense of $4.3B down 4% YoY driven by lower compensation expense; prior year results included the impact of the UK bonus tax 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 Excluding the payroll tax expense related to the U.K. Bonus Payroll Tax on certain bonuses awarded between 12/9/2009, and 4/5/2010, to employees operating in the U.K., 2Q10 comp/revenue was 37% 4 Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate 5 Calculated based on average equity of $40B 6 Average Trading and Credit Portfolio VAR at 95% confidence level $ in millions 3 F I N A N C I A L R E S U L T S

Retail Financial Services1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 Calculated based on average equity of $28B 4 Calculated based on average equity; average equity for 2Q11, 1Q11 and 2Q10 was $17.5B, $17.5B and $18.3B, respectively Key drivers $ in millions Retail Banking Average deposits of $356.4B up 6% YoY and 2% QoQ Checking accounts flat YoY and down 1% QoQ Branch mortgage originations up 34% YoY and 11% QoQ Business Banking originations up 29% YoY and 10% QoQ Mortgage Banking, Auto & Other Consumer Lending Total originations of $39.4B: Mortgage loan originations up 6% YoY and down 6% QoQ Auto originations down 7% YoY and up 13% QoQ 4 F I N A N C I A L R E S U L T S

Retail Financial Services

Retail Banking and Mortgage Banking, Auto & Other Consumer Lending

$ in millions

	2Q11	$ O/(U) 1Q11	$ O/(U) 2Q10
Retail Banking			
Net Interest Income	$2,707	$48	($5)
Noninterest Income	1,887	131	203
Revenue	$4,594	$179	$198
Expense	2,705	(97)	72
Pre-Provision Pretax	$1,889	$276	$126
Credit Costs	42	(77)	(126)
Net Income	$1,102	$211	$188

	2Q11	$ O/(U) 1Q11	$ O/(U) 2Q10
Mortgage Banking, Auto & Other Consumer Lending			
Revenue (excl. MSR Risk Management)	$2,142	$209	$405
MSR Risk Management	23	1,260	(288)
Revenue	2,165	1,469	117
Memo: Repurchase Losses (Contra-Revenue)	($223)	$197	$444
Expense	2,561	456	1,318
Pre-Provision Pretax	($396)	$1,013	($1,201)
Credit Costs	132	1	(43)
Net Income	($454)	$483	($818)

- Retail Banking net income of $1.1B, up 21% YoY:
  - Total revenue of $4.6B up 5% YoY driven by higher debit card revenue, deposit-related fees and investment sales revenue
  - Expense up 3% YoY resulting from investments in sales force and new branch builds
  - Credit costs of $42mm down 75% YoY
  - Annualized gross revenue impact from the Durbin amendment is approximately $1.0B+/-
    - No impact on 3Q11; expect full run-rate impact in 4Q11
    - Some mitigation expected over time
- Mortgage Banking, Auto & Other Consumer Lending reported a net loss of $454mm, compared with net income of $364mm in the prior year:
  - Total revenue, excluding MSR risk management results, of $2.1B up 23% YoY driven by lower repurchase losses and wider margins
    - Repurchase losses of $223mm, down 67% YoY
  - Expense up $1.3B from the prior year, including $1.0B for estimated costs of foreclosure-related matters
  - Credit costs of $132mm down 25% YoY

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

Retail Financial Services Real Estate Portfolios $ in millions 1 Actual numbers for all periods, not over/under 2 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $4.9B, $4.9B and $2.8B was recorded for these loans as of 2Q11, 1Q11 and 2Q10, respectively 3 Includes purchased credit-impaired loans acquired as part of the WaMu transaction Net loss of $66mm compared with a net loss of $236mm in the prior year Total net revenue of $1.2B down 11% YoY driven by a decline in net interest income as a result of lower loan balances largely offset by wider loan spreads Expense down 8% YoY reflecting a decrease in foreclosed asset expense Credit costs of $954mm down 30% YoY due to a reduction in net charge- offs driven by modest improvement in delinquency trends 6 6 F I N A N C I A L R E S U L T S

Home Lending update

Key statistics[1]	2Q11	1Q11	2Q10
EOP owned portfolio ($B)			
Home Equity	$82.7	$85.3	$94.8
Prime Mortgage, including option ARMs[2]	61.3	62.6	66.3
Subprime Mortgage	10.4	10.8	12.6
Net charge-offs ($mm)			
Home Equity	$592	$720	$796
Prime Mortgage, including option ARMs[3]	196	165	286
Subprime Mortgage	156	186	282
Total	$944	$1,071	$1,364
Net charge-off rate			
Home Equity	2.83%	3.36%	3.32%
Prime Mortgage, including option ARMs	1.28%	1.06%	1.69%
Subprime Mortgage	5.85%	6.80%	8.63%
Nonaccrual loans ($mm)			
Home Equity	$1,308	$1,263	$1,211
Prime Mortgage, including option ARMs[3]	3,947	4,093	4,594
Subprime Mortgage	2,058	2,106	3,115

[1] Excludes 2Q11 EOP home equity, prime mortgage, subprime mortgage and option ARMs purchased credit-impaired loans of $23.5B, $16.2B, $5.2B and $24.1B respectively, acquired as part of the WaMu transaction
[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including $13.1B, $13.0B and $12.0B for 2Q11, 1Q11 and 2Q10, respectively, of loans insured by U.S. government agencies. These loans are included in Mortgage Banking, Auto & Other Consumer Lending
[3] Net charge-offs and nonaccrual loans exclude loans insured by U.S. government agencies

- Delinquencies modestly improved in 2Q11
- Home equity and subprime mortgage net charge-offs are down, while prime mortgage net charge-offs are modestly higher compared to 1Q11
- No changes in the allowance for loan losses during the quarter
- Home Lending loss guidance:
  - Expect total quarterly net charge-offs of $1.2B+/-

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

2Q11 mortgage-related risks and reserves

- Real Estate Portfolios
  - Total reserves of $9.7B remain for the non-credit impaired portfolio
  - WaMu purchased credit-impaired portfolio reserves assume further HPI deterioration of 5%
    - Incremental 5% decline in HPI would result in an additional $1.5B+/- to loan loss reserves
  - If credit trends continue to improve and economic uncertainty abates reserves may be reduced
- GSE mortgage repurchase risk
  - Realized repurchase losses life to date of $3.3B[1]
  - End of period reserve balance of $3.6B[1]; reserved for presented and probable future demands
  - 2011 YTD realized losses $472mm[1]
  - Realized repurchase losses of $1.2B+/- annualized run-rate for remainder of 2011 in Retail Financial Services
  - As we work through repurchase demands, agency-related reserves may be reduced over time
- Foreclosure delays and related issues
  - Added $1B to previously existing reserves – current estimate of various costs to resolve multiple complex foreclosure matters, including fees and assessments related to foreclosure delays and payments for other settlements, including with DOJ, State AGs, etc.
- Private label exposure – significant litigation reserves for the current estimate of facts and circumstances[2]

Based on current conditions, we believe we are appropriately reserved

[1] This is predominantly GSE
[2] WaMu bank related liabilities are the responsibility of the FDIC. FDIC has contested this position

FINANCIAL RESULTS

8

JPMorgan Chase & Co.

Card Services 1 Actual numbers for all periods, not over/under. Statistics include loans held for sale 2 Calculated based on average equity; 2Q11, 1Q11 and 2Q10 average equity was $13B, $13B and $15B, respectively 3 See note 3 on slide 20 $ in millions Net income of $911mm compared with $343mm in the prior year Credit costs of $810mm reflect lower net charge-offs and a reduction of $1.0B to the allowance for loan losses, reflecting lower estimated losses Net charge-off rate (excluding the WaMu and Commercial Card portfolios) of 5.28%, down from 6.20% in 1Q11 and 9.02% in 2Q10 End-of-period outstandings (excluding the WaMu and Commercial Card portfolios) of $112.4B down 12% YoY and 2% QoQ Sales volume (excluding the WaMu and Commercial Card portfolios) of $83.1B up 10% YoY and 11% QoQ Revenue of $3.9B down 7% YoY and 1% QoQ Net revenue rate (excluding the WaMu and Commercial Card portfolios) of 11.95% up from 11.51% in 1Q11 and 10.91% in 2Q10 9 F I N A N C I A L R E S U L T S

Commercial Banking1 $ in millions 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/under 3 Includes deposits and deposits swept to on-balance sheet liabilities 4 Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate 5 Calculated based on average equity of $8B Net income of $607mm down 12% YoY Average loan balances up 6% YoY and 2% QoQ 4th consecutive quarter of increased loan balances Average liability balances of $163B up 19% YoY Record revenue of $1.6B up 9% YoY Record gross IB revenue of $442mm Credit costs of $54mm Net charge-offs of $40mm down 77% YoY and up 29% QoQ Expense up 4% YoY; overhead ratio of 35% 10 F I N A N C I A L R E S U L T S

Treasury & Securities Services

$ in millions			
		$ O/(U)	
	2Q11	1Q11	2Q10
Revenue	$1,932	$92	$51
Worldwide Securities Services	1,002	53	47
Treasury Services	930	39	4
Expense	1,453	76	54
Credit Allocation Income/(Expense)[1]	32	5	62
Net Income	$333	$17	$41
Key Statistics[2]			
Average Liability Balances ($B)[3]	$302.9	$265.7	$246.7
Assets under Custody ($T)	$16.9	$16.6	$14.9
Pretax Margin	27%	26%	25%
ROE[4]	19%	18%	18%
TSS Firmwide Revenue	$2,553	$2,445	$2,608
TS Firmwide Revenue	$1,551	$1,496	$1,653
TSS Firmwide Average Liab Bal ($B)[3]	$465.6	$421.9	$383.5
EOP Equity ($B)	$7.0	$7.0	$6.5

[1] IB manages core credit exposures related to the Global Corporate Bank (GCB) on behalf of IB and TSS. Effective January 1, 2011, IB and TSS share the economics related to the Firm's GCB clients. Included within this allocation are net revenues, provision for credit losses as well as expenses. Prior-year periods reflected a reimbursement to the IB for a portion of the total costs of managing the credit portfolio
[2] Actual numbers for all periods, not over/under
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Calculated based on average equity; 2Q11, 1Q11, and 2Q10 average equity was $7.0B, $7.0B, and $6.5B respectively

- Net income of $333mm up 14% YoY and 5% QoQ
  - Pretax margin of 27%
  - QoQ increase due to seasonal activity in securities lending and depositary receipts
- Liability balances up 23% YoY
- Record assets under custody of $16.9T up 14% YoY
- Revenue of $1.9B up 3% YoY
  - WSS revenue of $1.0B up 5% YoY
  - TS revenue of $930mm relatively flat YoY
- Expense up 4% YoY driven by continued investment in new product platforms, primarily related to international expansion, partially offset by the transfer of the Commercial Card business to Card Services
- Credit allocation benefit of $32mm related to shared credit portfolio

FINANCIAL RESULTS

11

JPMORGAN CHASE & CO.

Asset Management 1 Actual numbers for all periods, not over/under 2 Calculated based on average equity of $6.5B Net income of $439mm up 12% YoY Pretax margin of 29% Revenue of $2.5B up 23% YoY due to the effect of higher market levels, net inflows to products with higher margins, higher valuations of seed capital investments and higher performance fees Assets under management of $1.3T up 16% YoY; Assets under supervision of $1.9T up 17% YoY AUM inflows to long-term products of $19B for the quarter predominantly offset by outflows from liquidity products of $16B Good global investment performance 76% of mutual fund AUM ranked in the first or second quartiles over past 5 years; 71% over 3 years and 56% over 1 year Expense up 28% YoY largely resulting from an increase in headcount and higher performance-based compensation $ in millions 12 F I N A N C I A L R E S U L T S

Corporate/Private Equity1 Net Income ($ in millions) Private Equity Private equity gains of $816mm (pretax) Private Equity portfolio of $8.8B (6.6% of stockholders' equity less goodwill) Corporate Noninterest expense includes $1.3B (pretax) for additional litigation reserves, predominantly for mortgage-related matters Investment portfolio results include securities gains of $837mm (pretax) 1 See note 1 on slide 20 13 F I N A N C I A L R E S U L T S

Fortress balance sheet

$ in billions	2Q11	1Q11	2Q10
Basel I Tier 1 Common Capital[1,2]	$121	$120	$108
Basel III Tier 1 Common Capital[1,2,3] (Estimate)	$120	$116	$108
Basel I Risk-Weighted Assets[1]	$1,197	$1,193	$1,131
Basel III Risk-Weighted Assets[1,2,3] (Estimate)	$1,569	$1,594	$1,597
Total Assets	$2,247	$2,198	$2,014
Basel I Tier 1 Common Ratio[1,2]	10.1%	10.0%	9.6%
Basel III Tier 1 Common Ratio[1,2,3] (Estimate)	7.6%	7.3%	6.7%

Basel III capital requirements	JPM	Regulator requirements[6]
Current estimate	7.6%	
2013		3.50%
2014		4.00%
2015		4.50%
2016		5.75%
2017		**7.00%**
2018		8.25%
2019		9.50%

- Firmwide total credit reserves of $29.1B; loan loss coverage ratio of 3.83%[4]
- Global liquidity reserve of $404B[1,5] (Estimate)
- Repurchased $3.5B and $3.6B of common stock in 2Q11 and YTD 2Q11, respectively
- We will have material excess capital generation over the next several years
- We believe Basel III 7.5% is consistent with our approach to a fortress balance sheet. We do not anticipate accelerating regulatory timeline requirements

[1] Estimated for 2Q11
[2] See note 4 on slide 20
[3] Represents the Firm's best estimate, based on its current understanding of proposed rules
[4] See note 2 on slide 20
[5] The Global Liquidity Reserve represents cash on deposit at central banks, and the cash proceeds expected to be received in connection with secured financing of highly liquid, unencumbered securities (such as sovereigns, FDIC and government guaranteed, agency and agency MBS). In addition, the Global Liquidity Reserve includes the Firm's borrowing capacity at the Federal Reserve Bank discount window and various other central banks and from various Federal Home Loan Banks, which capacity is maintained by the Firm having pledged collateral to all such banks. These amounts represent preliminary estimates which may be revised in the Firm's 10-Q for the period ending June 30, 2011
[6] Regulator requirements are inclusive of SIFI buffer. Exact timing of SIFI buffer not known, so capital conservation buffer schedule assumed
Note: Firmwide Level 3 assets are estimated to be 5% of total Firm assets at June 30, 2011

14

JPMORGAN CHASE & CO.

FINANCIAL RESULTS

Outlook

Retail Financial Services

- Home Lending loss guidance:
  - Expect total quarterly net charge-offs of $1.2B+/-
- Realized repurchase losses of $1.2B+/- annualized run-rate for remainder of 2011

Card Services

- Chase excluding WaMu and Commercial Card credit losses expected to continue to improve
  - Chase losses expected to be 4.5%+/- in 3Q11
- Current high repayment rates indicate outstandings for the Chase portfolio could be $115B - $120B at the end of 2011
  - The WaMu card portfolio will continue to run off and is expected to be $10B by the end of 2011

Corporate / Private Equity

- Private Equity
  - Results will be volatile
- Corporate
  - Corporate, excluding Private Equity, quarterly net income should be $300mm+/-

FINANCIAL RESULTS
15
JPMORGAN CHASE & CO.

16 Appendix 16 F I N A N C I A L R E S U L T S

Consumer credit - delinquency trends (Excl. purchased credit-impaired loans and WaMu and Commercial Card portfolios) Date 30+ day delinquencies 30-89 day delinquencies 30-59 day delinquency Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 3/1/2008 5524 2744 4/1/2008 5482 2735 5/1/2008 5396 2638 6/1/2008 5383 2641 7/1/2008 5450 2726 8/1/2008 5604 2888 9/1/2008 5873 3099 10/1/2008 6170 3215 11/1/2008 6618 3478 12/1/2008 7061 3669 0.0127 1/1/2009 7493 3827 0.0137 2/1/2009 7821 3866 0.0137 3/1/2009 8028 3850 0.0144 4/1/2009 8136 3879 0.014 5/1/2009 7944 3617 0.0127 6/1/2009 7825 3515 0.0133 7/1/2009 7264 3097 0.0101 8/1/2009 7627 3616 0.0165 9/1/2009 7752 4185 0.015 10/1/2009 7967 3944 11/1/2009 7857 3745 12/1/2009 7929 3426 1/1/2010 7373 3246 2/1/2010 7015 3094 3/1/2010 6587 2965 4/1/2010 6288 2910 5/1/2010 5943 2694 6/1/2010 5703 2559 7/1/2010 5497 2497 8/1/2010 5240 2430 9/1/2010 5035 2405 10/1/2010 4913 2364 11/1/2010 4745 2261 12/1/2010 4541 2092 1/1/2011 4299 1951 2/1/2011 4068 1861 3/1/2011 3738 1743 4/1/2011 3371 1593 5/1/2011 3153 1475 6/1/2011 3070 1470 88.1 69.8 88.18 Card Services delinquency trend1,2 ($ in millions) Note: Delinquencies prior to September 2008 are heritage Chase Prime Mortgage excludes loans held-for-sale, Asset Management and U.S. Government-Insured loans 1 See note 3 on slide 20 2 "Payment holiday" in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09 Date 30+ day delinquency 30-150 day delinquency 150+ day delinquencies Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 3/1/2008 1918 1518 400 4/1/2008 1903 1486 417 5/1/2008 1996 1576 420 6/1/2008 2041 1614 428 7/1/2008 2129 1691 438 8/1/2008 2254 1816 438 9/1/2008 2381 1937 443 10/1/2008 2464 2017 447 11/1/2008 2810 2347 463 12/1/2008 3030 2546 484 1/9/2009 3182 2681 501 2/9/2009 3293 2782 511 3/9/2009 3187 2639 548 4/1/2009 3092 2517 576 5/1/2009 3118 2521 597 6/1/2009 3079 2468 612 7/1/2009 3091 2481 610 8/1/2009 3218 2610 609 9/1/2009 3365 2749 616 10/1/2009 3326 2743 583 11/1/2009 3399 2794 604 12/1/2009 3307 2699 608 1/1/2010 3205 2550 655 2/2/2010 3071 2390 680 3/1/2010 2785 2122 662 4/1/2010 2603 1977 626 5/1/2010 2578 1977 601 6/1/2010 2517 1923 594 7/1/2010 2596 1986 610 8/1/2010 2604 1989 615 9/1/2010 2665 2041 624 10/1/2010 2748 2115 633 11/1/2010 2663 2000 663 12/1/2010 2576 1907 669 1/1/2011 2442 1816 626 2/1/2011 2445 1795 650 3/1/2011 2299 1657 642 4/1/2011 2224 1583 641 5/1/2011 2196 1604 592 6/1/2011 2138 1565 573 88.1 69.8 88.18 Date 30+ day delinquencies 30-150 day delinquencies 150+ day delinquencies Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 3/1/2008 1406 916 490 4/1/2008 1550 973 577 5/1/2008 1699 1017 682 6/1/2008 1870 1084 786 7/1/2008 1952 1151 802 8/1/2008 2064 1169 895 9/1/2008 2131 1169 962 10/1/2008 2207 1171 1036 11/1/2008 2594 1419 1175 12/1/2008 3127 1804 1324 1/1/2009 3431 2095 1335 2/1/2009 3829 2375 1454 3/1/2009 4144 2465 1678 4/1/2009 4522 2484 2038 5/1/2009 4830 2518 2312 6/1/2009 4929 2440 2489 7/1/2009 5237 2481 2756 8/1/2009 5479 2524 2955.447789 9/1/2009 5534.99398 2528 3006.601647 10/1/2009 5261 2479 2782 11/1/2009 5553 2479 3075 12/1/2009 5301 2337 2964 1/1/2010 5387 2282 3105 2/2/2010 5565 2150 3415 3/3/2010 5377 2027 3350 4/3/2010 5314 1892 3422 5/3/2010 5257 1796 3461 6/3/2010 5204 1705 3499 7/3/2010 5052 1588 3464 8/1/2010 4866 1463 3402 9/1/2010 4789 1446 3343 10/1/2010 4782 1441 3342 11/1/2010 4765 1414 3351 12/1/2010 4662 1325 3337 1/1/2011 4359 1288 3071 2/1/2011 4327 1260 3067 3/1/2011 4140 1193 2947 4/1/2011 4056 1148 2908 5/1/2011 3956 1116 2840 6/1/2011 3823 1068 2778 88.1 69.8 88.18 Date 30+ day delinquencies 30-150 day delinquencies 150+ day delinquencies Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 3/1/2008 2401 1508 893 4/1/2008 2599 1598 1000 5/1/2008 2687 1463 1224 6/1/2008 2822 1697 1125 7/1/2008 3140 1909 1231 8/1/2008 3168 1820 1348 9/1/2008 3287 1854 1432 10/1/2008 3351 1869 1482 11/1/2008 3589 2036 1553 12/1/2008 3760 2156 1605 1/1/2009 3836 2213 1623 2/1/2009 3789 2085 1704 3/1/2009 3730 1907 1823 4/1/2009 3804 1845 1959 5/1/2009 3913 1826 2087 6/1/2009 3974 1843 2131 7/1/2009 4122 1931 2191 8/1/2009 4316.040439 1994.445355 2321.595084 9/1/2009 4338.971514 2044.657801 2294.313713 10/1/2009 4219 1971 2248 11/1/2009 4373 1949 2423.406968 12/1/2009 4123 1859 2263.726108 1/1/2010 4400 1938 2461.810694 2/2/2010 4337 1778 2558.665732 3/2/2010 3892 1532 2360.642242 4/2/2010 3684 1369 2315.215768 5/2/2010 3469 1254 2215.352034 6/2/2010 3381 1210 2171.333133 7/2/2010 3265 1174 2090.627851 8/1/2010 3147 1150 1996.269613 9/1/2010 3089 1176 1912.25981 10/1/2010 3106 1216 1890.59011 11/1/2010 3135 1236 1899.240383 12/1/2010 3102 1211 1891 1/1/2011 2862 1174 1688 2/1/2011 2768 1103 1665 3/1/2011 2651 984 1666 4/1/2011 2616 953 1663 5/1/2011 2582 938 1643 6/1/2011 2480 920 1560 88.1 69.8 88.18 Prime Mortgage delinquency trend ($ in millions) Subprime Mortgage delinquency trend ($ in millions) Home Equity delinquency trend ($ in millions) 30 - 150 day delinquencies 150+ day delinquencies 30 - 150 day delinquencies 30 - 150 day delinquencies 150+ day delinquencies 17 A P P E N D I X

LLR/NPLs LLR/Total Loans Line 3 NPLs LLR Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1Q07 3.46 1907 7300 2Q07 3.56 2006 7633 3Q07 3.14 2490 8113 4Q07 2.86 3282 9234 1Q08 2.71 4401 11746 2Q08 2.54 5273 13246 3Q08 2.87 6933 19052 4Q08 2.6 8953 23164 1Q09 2.42 11401 27381 2Q09 14785 29072 3Q09 17767 30633 4Q09 17564 31602 1Q10 17050 38186 2Q10 16179 35836 3Q10 15503 34161 4Q10 14841 32266 1Q11 13441 29750 2Q11 11928 28520 LLR/NPLs LLR/Total Loans Line 3 NPLs LLR Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1Q07 4.08 0.0174 2112 7300 2Q07 4.32 0.0171 2144 7633 3Q07 3.36 0.0176 2587 8113 4Q07 2.86 0.0188 3232 9234 1Q08 2.71 0.0229 4401 11746 2Q08 2.51 0.0257 5273 13246 3Q08 2.86 0.0287 6933 19052 4Q08 2.59 0.0362 8953 23164 1Q09 2.4 0.0453 11401 27381 2Q09 1.98 0.0501 3Q09 1.68 0.0527 4Q09 1.74 0.0551 1Q10 2.12 0.0564 2Q10 2.09 0.0534 3Q10 2.08 0.0512 4Q10 1.9 0.0446 1Q11 1.89 0.041 2Q11 2.01 0.0383 Coverage ratios remain strong Peer comparison $28.5B of loan loss reserves in 2Q11, down ~$7.3B from $35.8B one year ago reflecting continued improvement in the credit environment; loan loss coverage ratio of 3.83%1 $7.5B (pretax) addition in allowance for loan losses related to the consolidation of credit card receivables in 1Q10 1 See note 2 on slide 20 2 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC $ in millions Loan Loss Reserve Nonaccrual Loans Loan Loss Reserve/Total Loans1 Loan Loss Reserve/NALs1 18 A P P E N D I X

IB League Tables League table results Source: Dealogic 1 Global IB fees exclude money market, short term debt and shelf deals 2 Equity & Equity-related include rights offerings and Chinese A-Shares 3 Long-term Debt tables include investment grade, high yield, ABS, MBS, covered bonds, supranational, sovereign and agency issuance; exclude money market, short term debt and U.S. municipal securities 4 Global announced M&A is based upon value at announcement, with full credit to each advisor/equal if joint; all other rankings are based upon proceeds. Because of joint assignments, M&A market share of all participants will add up to more than 100%. Rankings reflect the removal of any withdrawn transactions 5 US M&A represents any US involvement ranking For YTD June 30, 2011, JPM ranked: #1 in Global IB fees #1 in Global Debt, Equity & Equity-related #3 in Global Equity & Equity-related #2 in Global Long-term Debt #2 in Global M&A Announced #1 in Global Loan Syndications 19 A P P E N D I X

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a "managed" basis, which is a non-GAAP financial measure. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax- exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired ("PCI") loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs exclude the impact of PCI loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $4.9 billion, $4.9 billion and $2.8 billion at June 30, 2011, March 31, 2011, and June 30, 2010, respectively. 3. In Card Services, supplemental information is provided for Chase, excluding Washington Mutual and Commercial Card portfolios, to provide more meaningful measures that enable comparability with prior periods. 4. The Basel I Tier 1 common ratio is Tier 1 common divided by risk-weighted assets. Tier 1 common is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm's capital with the capital of other financial services companies. The Firm uses Tier 1 common along with other capital measures to assess and monitor its capital position. On December 16, 2010, the Basel Committee issued the final version of the Basel Capital Accord, commonly referred to as "Basel III." The Firm's estimate of its Tier 1 common ratio under Basel III is a non-GAAP financial measure and reflects the Firm's current understanding of the Basel III rules and the application of such rules to its businesses as currently conducted. The Firm's estimates of its Basel III Tier 1 common ratio will evolve over time as the Firm's businesses change, and as a result of further rule-making on Basel III implementation from U.S. federal banking agencies. Management considers this estimate as a key measure to assess the Firm's capital position in conjunction with its capital ratios under Basel I requirements, in order to enable management, investors and analysts to compare the Firm's capital under the Basel III capital standards with similar estimates provided by other financial services companies. 5. Tangible common equity ("TCE"), a non-GAAP financial measure, represents common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm's earnings as a percentage of TCE. In management's view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm's use of equity, and in facilitating comparisons with competitors. Additional notes on financial measures 6. Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management's view, in order to understand the aggregate TSS business. 7. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management's view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors. 8. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. Notes on non-GAAP & other financial measures 20 A P P E N D I X

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase & Co.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.'s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2010, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.'s website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21 A P P E N D I X